Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at Fair Value	$ 84,380,743	$ 68,565,542
Receivables:
Participant Receivables	2,013	0
Employer Receivables	141,499	127,959
Notes Receivable from Participants	1,136,583	907,753
Total Receivables	1,280,095	1,035,712
Net Assets Available for Benefits	$ 85,660,838	$ 69,601,254